                                                                      EXHIBIT 24

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 30th day of June, 1994.

                                            /s/ROBERT J. FARLING
                                            -------------------------------
                                                 Robert J. Farling
                                             Chairman, Chief Executive
                                                Officer and Director

Signed and acknowledged in the presence of: /s/ E. LYLE PEPIN
                                            --------------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31st day of August, 1994.

                                            /s/ GARY R. LEIDICH
                                            ---------------------------------
                                                   Gary R. Leidich
                                              Vice President and Chief
                                                   Financial Officer

Signed and acknowledged in the presence of: /s/ SUSAN R. COCCIA
                                            ----------------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31st day of August, 1994.

                                            /s/ PAUL G. BUSBY
                                            ------------------------------
                                               Paul G. Busby
                                                Controller


Signed and acknowledged in the presence of: /s/ SUSAN R. COCCIA
                                            -------------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 30th day of June, 1994.

                                            /s/ MURRAY R. EDELMAN
                                            -----------------------------
                                                Murray R. Edelman
                                               President and Director


Signed and acknowledged in the presence of: /s/ E. LYLE PEPIN
                                            ------------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Paul G. Busby, Gary M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 30th day of June, 1994.

                                            /s/ FRED J. LANGE, JR.
                                            --------------------------------
                                                     Fred J. Lange, Jr.
                                                 Vice President and Director


Signed and acknowledged in the presence of: /s/ E. LYLE PEPIN
                                            ---------------------------------